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                                                                   EXHIBIT 10.38



                   AMERICAN SECURITIES TRANSFER & TRUST, INC.


                      CERTIFICATION OF CORPORATE SECRETARY
                      ------------------------------------



I, the undersigned, Secretary of          Implant Sciences Corporation
                                ------------------------------------------------
                                              (NAME OF CORPORATION)
do hereby certify that:

     1. AUTHORIZED OFFICERS AND PERSONS. The following persons, whose signatures are set forth adjacent to their respective name, are duly qualified officers or other persons authorized to sign for and provide instructions on behalf of the Corporation and AST shall be entitled to rely and act upon any written orders or directions from the following persons regarding the issuance or delivery of certificates for the described herein. Signatures are only needed from persons designated as authorized signers.

    TITLE                   NAME                          SIGNATURE
    -----                   ----                          ---------

Chairman of
Board:               Anthony J. Armini              /s/ Anthony J. Armini
                     ___________________________    ____________________________

Chief Executive
Officer:             ___________________________    ____________________________

President:           ___________________________    ____________________________

Vice President:      Darlene M. Deptula-hicks       /s/ Darlene M. Deptula-hicks
                     ___________________________    ____________________________

Treasurer:           ___________________________    ____________________________

Secretary:           Stephen N. Bunker              /s/ Stephen N. Bunker
                     ___________________________    ____________________________

Other:               ___________________________    ____________________________

Other:               ___________________________    ____________________________

Other:               ___________________________    ____________________________

     2. RESTRICTED SECURITIES, PRINCIPAL SHAREHOLDERS AND AFFILIATES. Attached hereto as Schedule 1 is a listing of the names, addresses, social numbers, certificate numbers and shares held by all persons who own "restricted securities" of the Corporation, as that term is defined under Rule 144 of the Securities Act of 1933, as amended, principal shareholders owning 10% or more of the outstanding shares of the Corporation or "affiliates" as defined under SEC Rule 144(a)(1) or control persons of the Corporation.




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     3.   AUTHORIZED SHARES. The authorized and issued Stock of the Corporation is as follows:

                             Shares Authorized
    Class of Stock            by the Articles              Shares
          and                 or Certificate              Issued &
       Par Value             of  Incorporation           Outstanding
----------------------------------------------------------------------

Common Stock  $.10              20,000,000                4,372,291

Preferred Stock  $.10            5,000,000                        0


     4. RESERVED SHARES. Of the authorized but unissued shares of the Corporation's stock the following number of shares are reserved for the specific purposes shown (if none, so indicate):

Class and                    Number of Shares
Par Value                    Each Reservation            Purpose
---------                    ----------------            -------

 See Attached


     5. OTHER TRANSFER AGENTS. The name of all other or previous Transfer Agents and Registrars of the stock of the Corporation are:

Class of Stock               Transfer Agent(s)           Registrar(s)
--------------               -----------------           ------------

    None


     6.   CUSIP NUMBER. The Corporation's CUSIP number(s) is(are) as follows:
SEE ATTACHED

     7. IDENTIFICATION NUMBERS. The following are various numbers which identify the Corporation:

          (a) The I.R.S. Employer Identification Number of the Corporation is 04-2837126.

          (b)   The latest 1933 Act SEC File Number is 333-64499.

          (c)   The 1934 Act SEC File Number is _______________________________.

     8. CORPORATE COUNSEL. The name, address and telephone number of legal counsel for the Corporation is:
                  FOLEY HOAG & ELIOT, LLP
                  ONE POST OFFICE SQUARE, BOSTON, MA 02109 ATTN: DAVID BROADWIN
                  TELEPHONE: 617-832-1000             FAX: 617-832-7000

     9. CORPORATE CONTACTS AND ADDRESS FOR COMMUNICATIONS. The name(s) of the designated contact(s) with the Corporation is (are):
                  DARLENE M. DEPTULA-HICKS
                  TELEPHONE: 781-246-0700             FAX: 781-246-1167 .



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The address and telephone number of the Corporation to which all notices and communications are to be sent or made are:
          IMPLANT SCIENCES CORP
          107 AUDUBON ROAD, #5, WAKEFIELD, MA 01880
          TELEPHONE: 781-246-0700                     FAX 781-246-1167 .

     10. OTHER CORPORATION INFORMATION. The following is additional information concerning the Corporation:

           (a)  The Corporation's fiscal year-end is JUNE 30.

           (b) The date of the Corporation's last annual meeting was SEPT. 9, 1998.

     11. SPECIMEN STOCK CERTIFICATES. The specimen stock certificates of the Corporation as attached hereto have been duly authorized by the Board of Directors for use by the Corporation's Transfer Agent and Registrar.

     12. CORPORATE DOCUMENTS. Attached hereto are true and correct copies of the Corporation's Articles of Incorporation, all amendments to the Articles of Incorporation and the By-Laws and that the same have not been rescinded or modified and are in full force and effect as of the date hereof.

     13. APPOINTMENT RESOLUTION. The following is a resolution duly adopted by the Board of Directors of said Corporation on SEPT. 9, 1998 at which a quorum was present and voted and said resolution is now in full force and effect:

     RESOLVED that in accordance with the terms and provisions of that certain Agreement Appointing Transfer Agent and dated the 9 day of SEPTEMBER, 1998
(the "Agreement"). American Securities Transfer & Trust, Inc. ("AST") is hereby appointed Transfer Agent and Registrar for the shares referenced in said Agreement;

     FURTHER RESOLVED that the Secretary or Assistant Secretary of this Company will file with AST a certified copy of these resolutions and will certify to AST from time to time the names of the officers of this Company authorized by these resolutions to act in the premises together with the specimen signatures of such officers; and AST shall be entitled as against this Company to conclusively presume that the persons so certified as officers continue, respectively, to act as such and that each of the foregoing resolutions continue in force until otherwise notified in writing by the Secretary or other officer of this Company.

     14. INDEMNITY BOND FOR LOST, STOLEN, MUTILATED CERTIFICATES. The following is a resolution duly adopted by the Board of Directors of said
Corporation on        , 199  at which a quorum was present and voted, and said
resolution is now in full force and effect:

     WHEREAS American Securities Transfer & Trust, Inc. (hereinafter called the "Transfer Agent"), as transfer agent appointed by the Company in accordance with the terms and provisions of that certain Agreement Appointing Transfer Agent and Registrar dated the 9 day of SEPTEMBER, 1998, may be called upon from time to time to issue replacements for stock certificates which have been reported lost, destroyed, mutilated or stolen, and the Transfer Agent may be called upon from time to time to transfer such stock registered in the names of decedents whose estates are not to be administered under the jurisdiction of a court; and



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     WHEREAS Transfer Agent has entered into an agreement with a Surety Company
(hereinafter referred to as "Surety Company") whereby the Surety Company has issued a comprehensive Transfer Agent's Indemnity Bond in an open penalty amount (hereinafter called the "Open Penalty Bond"); and

     WHEREAS from time to time it may become necessary and appropriate for the Transfer Agent to proceed with the replacement of lost, destroyed, mutilated or stolen stock certificates outside of its arrangements with the Surety Company.

     NOW THEREFORE BE IT RESOLVED that in case application shall be any of the above described stock of this corporation which have been reported lost, destroyed, mutilated or stolen, or in case application be made to the Transfer Agent for the transfer of such stock registered in the name of a decedent whose estate is not to be administered under the jurisdiction of a court, the Transfer Agent is authorized to proceed with such replacement and/or transfer and the Registrar for such stock is authorized to register the newly issued certificates, all without further authority from this Board, upon the condition that a properly executed copy of the applicable Exhibit or Exhibits called for by the Open Penalty Bond shall have been filed with this corporation; and

     FURTHER RESOLVED that the Transfer Agent is hereby authorized to issue and the Registrar to register stock certificates to replace those which may be lost, destroyed, mutilated or stolen upon being furnished with a proof of loss, destruction, mutilation or theft and indemnity satisfactory to them in form other than that provided by the Surety Company, which indemnity shall include this corporation as an obligee; and

     FURTHER RESOLVED that these resolutions shall remain in fill force and effect until written notice of revocation thereof has been given by this corporation to the Transfer Agent and to the Registrar.

     WITNESS my hand and seal of the Corporation this 19 day of OCTOBER, 1998.

     [CORPORATE SEAL]                         /s/ Stephen N. Bunker
                                              -----------------------------
                                              Secretary




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       SCHEDULE 1: PRINCIPAL SHAREHOLDERS, RESTRICTED STOCK AND AFFILIATES


     THIS SCHEDULE is attached to and made a part of that certain Certification of Corporate Secretary for IMPLANT SCIENCES CORPORATION (Name of Corporation).

     1. HOLDERS OF RESTRICTED SECURITIES. The following are the names, addresses, social security numbers and shares held by all person who own "restricted securities" of the Corporation:

     Name and                Social           Certificate          Number of
      Address           Security Number         Numbers             Shares

_____________________  _________________   _________________   _________________
_____________________
_____________________
_____________________  See Attached
_____________________  _________________   _________________   _________________
_____________________
_____________________
_____________________
_____________________  _________________   _________________   _________________
_____________________
_____________________
_____________________
_____________________  _________________   _________________   _________________


(Note: the foregoing information may be supplied by attaching to this Schedule as an Exhibit a computer generated or typewritten list containing the same or equivalent information.)

     2. PRINCIPAL SHAREHOLDERS, AFFILIATES OR CONTROL PERSONS. The following persons own 10% or more of the outstanding shares of the Corporation or are "affiliates" as defined under SEC Rule 144(a)(1) or control persons of the
Corporation:
                                                Describe
                            Number             Affiliate
Name of Shareholder       of Shares          Relationship
____________________   _______________   _______________________

Anthony J. Armini         1,436,309        CEO/President
____________________   _______________   _______________________

Patricia A. Armini        1,086,309        Former Wife of CEO
____________________   _______________   _______________________

Nar Holding Corp.           905,821        investor/Director
____________________   _______________   _______________________

Stephen N. Bunker           742,406        VP, Chief Scientist
____________________   _______________   _______________________

____________________   _______________   _______________________




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(Note: The foregoing information may be supplied by attaching to this Schedule as an Exhibit, a computer or typewritten list containing the same or equivalent information. If allotted space is not sufficient, attach additional pages to this Schedule.)










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